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EXHIBIT 10.7

    FIRST AMENDMENT TO THE STOCK PURCHASE AGREEMENT BETWEEN WEXFORD SPECTRUM
      INVESTORS LLC, IMPRIMIS INVESTORS LLC AND RVE CONSULTING GROUP, INC.
                              DATED AUGUST 31, 1999

                               See Exhibit 10.5